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                         RECEIVABLES PURCHASE AGREEMENT


                                      among


                              BELK NATIONAL BANK.,

                                    as Seller


                                       and


                          BELK ACCOUNTS RECEIVABLE LLC,

                                  as Purchaser

                                       and

                                   BELK, INC.

                                       and

                              THE BELK CENTER, INC.

                                   as Servicer


                             Dated as of May 3, 1999



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                         RECEIVABLES PURCHASE AGREEMENT


         This RECEIVABLES PURCHASE AGREEMENT, dated as of May 3, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), among BELK NATIONAL BANK, a national banking association, as seller (in such capacity, the "Seller"), BELK ACCOUNTS RECEIVABLE LLC, a North Carolina limited liability company, as purchaser (in such capacity, the "Purchaser"), BELK, INC., a Delaware corporation ("Belk"), and THE BELK CENTER, INC., a North Carolina corporation, as servicer (the "Servicer" or "Belk Center").


                              W I T N E S S E T H :


         WHEREAS, the Purchaser desires to purchase certain accounts receivable existing on the Closing Date or acquired or generated thereafter in the normal course of the business of Seller, Belk, Inc. or a Designated Seller (as defined below) pursuant to certain revolving consumer credit card accounts;

         WHEREAS, the Seller desires to sell and assign from time to time such accounts receivable to the Purchaser upon the terms and conditions hereinafter set forth;

         WHEREAS, the Servicer has agreed to service the accounts receivable sold to the Purchaser by the Seller hereunder;

         WHEREAS, Belk owns indirectly 100% of the ownership interests in the Purchaser and will materially benefit from the Purchaser's acquisition of such accounts receivable;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Purchaser, the Seller and the Servicer as follows:

ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1. Definitions. All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meaning specified in, or incorporated by reference into, the Note Purchase Agreement, and shall include in the singular number the plural and in the plural number the singular:

         "Agent" shall mean NationsBank, N.A., as agent on behalf of Enterprise and the Bank Investors pursuant to the Note Purchase Agreement, and any successor thereto appointed pursuant to Article IX thereof.

         "Bank Investors" shall have the meaning specified in the Note Purchase Agreement.

         "Belk Center" shall mean The Belk Center, Inc.

         "Closing Date" shall mean May 3, 1999.

         "Designated Seller" shall have the meaning specified in the Note Purchase Agreement.

         "Eligible Receivable" shall have the meaning specified in the Note Purchase Agreement.

         "Enterprise" shall mean Enterprise Funding Corporation, a Delaware corporation, and its successors and assigns.

         "Event of Bankruptcy" shall have the meaning specified in the Note Purchase Agreement.

         "Guaranty Agreement" shall mean the Guaranty and Security Agreement dated as of May 3, 1999 by and among the Purchaser, Belk Center, Belk and NationsBank, N.A., as Agent and as a Bank Investor, as such agreement may be amended, modified or supplemented from time to time.

         "Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of May 3, 1999, by and among Belk, Belk Center, as Servicer, Enterprise Funding Corporation and NationsBank, N.A., as Agent and Bank Investor, as such agreement may be amended, modified or supplemented from time to time.

         "Outstanding Principal Balance" shall have the meaning specified in the Note Purchase Agreement.

         "Purchase Price" shall have the meaning set forth in Section 3.1 hereof.

         "Purchaser" shall mean Belk National Bank, a national banking association, and its successors and assigns hereunder.

         "Receivable" shall mean, for purposes of this Agreement, the indebtedness owed to the Seller, to Belk or to any Designated Seller by any Obligor under an Account (whether such Account is in existence as of the Cut-Off Date or thereafter created), whether constituting an account, chattel paper, instrument, investment property or general intangible, arising in connection with the sale or lease of merchandise or the rendering of services, and which in all cases shall include the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto.

         "Related Security" means with respect to any Receivable, all of the Seller's rights, title and interest in, to and under:

                           (1) all of the Seller's interest, if any, in the
                  merchandise (including returned or repossessed merchandise), if any, the sale of which gave rise to such Receivable;

                           (2) all other security interests or liens and
                  property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Account related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

                           (3) all guarantees, indemnities, warranties,
                  insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Account related to such Receivable or otherwise;

                           (4) all Records related to such Receivable; and

                           (5) all Proceeds of any of the foregoing.

         "Relevant UCC" shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or non-perfection of a security interest in any property conveyed hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or non-perfection.

         "Secured Obligations" shall have the meaning set forth in Section 2.1(d) hereof.

         "Termination Date" shall have the meaning specified in Section 4.1.

         SECTION 1.2. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the Relevant UCC, and not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.3. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

ARTICLE 2

                PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES

         SECTION 2.1. Sale. (a) Upon the terms and subject to the conditions set forth herein, the Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, on the terms and subject to the conditions specifically set forth herein, all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables outstanding on the Closing Date and thereafter owned by the Seller, through any Termination Date applicable to the Seller (but not thereafter), together with all Related Security and Collections with respect thereto and all proceeds of the foregoing. The foregoing sale, assignment, transfer and conveyance does not constitute an assumption by the Purchaser of any obligations of the Seller or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security, Account Agreement or other agreement and instrument relating to the Receivables. With respect to Receivables sold by the Seller on the Closing Date, such Receivables shall be deemed to be all the Receivables of the Seller that exist as of the close of business on the Closing Date. With respect to Receivables sold by the Seller after the Closing Date, such Receivables shall be deemed to be all the Receivables created or acquired by the Seller after the close of business on the Closing Date.

                  (1) In connection with the foregoing sale, the Seller agrees to deliver to the Purchaser on or prior to the Closing Date, a financing statement or statements with respect to the Receivables and the other property described in Section 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the Relevant UCC against all creditors of and purchasers from the Seller. Any expenses of the filing of such financing statements shall be borne solely by the Seller.

                  (2) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser may reasonably request in order to perfect or protect the interest of the Purchaser in the Receivables purchased hereunder or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Seller will, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Purchaser, and upon the request of the Purchaser, mark its master data processing records and other documents with a legend describing the purchase by the Purchaser of the Receivables, and the subsequent grant of a security interest therein to the Agent pursuant to the Guaranty Agreement, and stating "THE RECEIVABLES IN THESE FILES HAVE BEEN ACQUIRED BY AND CONVEYED TO BELK ACCOUNTS RECEIVABLE LLC, AND SUCH RECEIVABLES HAVE BEEN PLEDGED BY BELK ACCOUNTS RECEIVABLE LLC TO NATIONSBANK, N.A., AS AGENT FOR THE BENEFIT OF ENTERPRISE FUNDING CORPORATION AND THOSE CERTAIN BANK INVESTORS PURSUANT TO THE GUARANTY AND SECURITY AGREEMENT, DATED AS OF MAY 3, 1999, AS AMENDED FROM TIME TO TIME, AMONG BELK ACCOUNTS RECEIVABLE LLC, THE BELK CENTER, INC. AND NATIONSBANK, N.A." The Seller shall, upon request of the Purchaser, obtain such additional search reports as the Purchaser shall request. To the fullest extent permitted by applicable law, the Purchaser shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

                  (3) It is the express intent of the Seller and the Purchaser that the conveyance of the Receivables by the Seller to the Purchaser pursuant to this Agreement be construed as a sale of such Receivables by the Seller to the Purchaser. Further, it is not the intention of the Seller or the Purchaser that such conveyance be deemed a grant of a security interest in the Receivables by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event, that, notwithstanding the express intent of the parties, the Receivables are construed to constitute property of the Seller, then
         (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the Relevant UCC; and (ii) the conveyance by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Purchaser, a security interest in, to and under all of the Seller's right, title and interest in, to and under the Receivables outstanding on the Closing Date and thereafter owned by the Seller, together with all Related Security and Collections with respect thereto and all proceeds of the foregoing, to secure the rights of the Purchaser set forth in this Agreement or as may be determined in connection therewith by applicable law (collectively, the "Secured Obligations"). The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement.

         SECTION 2.2. Servicing of Receivables. The servicing, administering and collection of the Receivables shall be conducted by Belk Center, which hereby agrees to perform, take or cause to be taken all such action as may be necessary or advisable to collect each such Receivable from time to time, all in accordance with applicable laws, rules and regulations and with the care and diligence which Belk Center employs in servicing similar receivables, in accordance with the Credit Guidelines. The Purchaser hereby appoints Belk Center as its agent to enforce the Purchaser's rights and interests in, to and under the Receivables, the Related Security and the Collections with respect thereto. Belk Center shall hold in trust for the Purchaser, in accordance with its interests, all Records which evidence or relate to the Receivables or Related Security, Collections and proceeds with respect thereto. Notwithstanding anything to the contrary contained herein, from and after the occurrence of a Termination Event (other than a Termination Event described in Section 6.1(o) or 6.1(p) of the Guaranty Agreement) or a Servicer Default (each as defined in the Guaranty Agreement), the Agent or Enterprise shall have the absolute and unlimited right to terminate Belk Center's servicing activities described in this Section 2.2. In consideration of the foregoing, the Purchaser agrees to pay Belk Center a servicing fee of 2.00% per annum on the aggregate Outstanding Principal Balance of Receivables sold, payable monthly, as well as an amount equal to all late fees, returned check or NSF charges and similar charges received from Obligors with respect to Receivables, for its performance of the duties and obligations described in this Section 2.2.

ARTICLE 3

                     CONSIDERATION AND PAYMENT; COLLATERAL;
          ASSURANCE OF ADEQUATE CASH; REPURCHASE OF RECEIVABLES BY BELK
           FROM SELLER; SALE OF REPURCHASE RECEIVABLES BY BELK TO THE
           PURCHASER; SALE OF CERTAIN RECEIVABLES BY PURCHASER TO BELK

         SECTION 3.1. Purchase Price. The Purchase Price for the Receivables and related property conveyed on any date to the Purchaser by the Seller under this Agreement shall be a dollar amount equal to:

                           (1) in the case of Receivables acquired by the Seller
                  from Belk pursuant to the Receivables Purchase Agreement (the "Belk Receivables Purchase Agreement") dated as of May 3, 1999, between Belk, Inc. and the Seller, the aggregate Outstanding Principal Balance of such Receivables, and

                           (2) in the case of any other Receivables, the
                  product of (A) 98% and (B) the aggregate Outstanding Principal Balance of such Receivables.

         SECTION 3.2. Payment of Purchase Price. The Purchase Price for the Receivables sold on any date shall be paid by payment of cash in immediately available funds to the Seller.

         SECTION 3.3. Collateral. In order to secure the payment to the Bank of the Outstanding Principal Balance of any Receivables owned by the Seller, and to secure payment by the Purchaser of the Purchase Price for any Receivable purchased hereunder, Belk and the

Purchaser hereby agree, jointly and severally, to deliver to or maintain on each day with the Seller, Collateral (defined below) in an aggregate amount at least equal to the Outstanding Principal Balance of any Receivables owned by the Seller on such day. For the purpose of this Agreement, "Collateral" shall mean:

                  (1) with respect to any Receivables acquired by the Seller from Belk pursuant to the Belk Receivables Purchase Agreement, cash collateral; and

                  (2) with respect to any other Receivables, either cash or obligations of the United States or any of its agencies (the value of such obligations being measured by their face amount).

         The Purchaser and Belk hereby grant to the Seller a security interest in the Collateral to secure the repayment to the Seller of any Receivables now or hereafter owned by the Seller and to secure the Purchase Price for any Receivables sold hereunder. To the extent the amount of Collateral exceeds the Outstanding Principal Balance of Receivables owned by the Seller as of [the close of business on] any day, the Seller shall immediately return such excess Collateral to Belk or the Purchaser (in accordance with Belk's instructions) and shall (and is hereby deemed to) release its security interest in such excess Collateral. The agreements and obligations of Belk, the Purchaser and the Seller pursuant to this Section 3.3 shall survive any termination of this Agreement.

         SECTION 3.4. Assurance of Adequate Cash. Belk hereby agrees that it will at all times cause the Purchaser to have sufficient cash on hand to pay the daily Purchase Price of Receivables purchased hereunder.

         SECTION 3.5. Repurchase of Receivables by Belk from Seller. Belk hereby agrees that upon receipt of written notice from the Seller, Belk will purchase from the Seller any Receivables then owned by the Seller that are identified in such notice, together with all Related Security and Collections with respect to such Receivables and all proceeds of the foregoing; and Belk shall pay the Seller a purchase price for such Receivables and related property equal to the aggregate Outstanding Principal Balance of such Receivables.

         The sale of any Receivables and related property by the Seller to Belk pursuant to this Section 3.5 shall relieve the Purchaser of the obligation to purchase such Receivables and related property from the Seller pursuant to this Agreement. The obligations of Belk and the Seller pursuant to this Section 3.5 shall survive any termination of this Agreement.

         SECTION 3.6. Sale of Repurchased Receivables by Belk to Purchaser. To the extent Belk purchases any Receivable (each, a "Repurchased Receivable") on any day (a "Repurchase Date") from the Seller pursuant Section 3.5, Belk shall and does hereby sell, assign, transfer and convey to the Purchaser, as of such Repurchase Date, all of Belk's right, title and interest in, to and under such Repurchased Receivable, together with all Related Security and Collections with respect to such Receivable and all proceeds of the foregoing. The Purchaser hereby agrees to purchase each Repurchased Receivable and related property from Belk on the respective Repurchase Date, and to pay Belk on such date a purchase price therefor in the amount of the Outstanding Principal Balance of such Receivable.

         SECTION 3.7. Sale of Certain Receivables by Purchaser to Belk. Belk hereby agrees that, on any day, upon written request by the Purchaser, Belk will purchase from the Purchaser any Receivables then owned by the Purchaser that are at least 210 days past due, together with all Related Security and Collections with respect to such Receivables and all proceeds of the foregoing; and Belk shall pay to the Purchaser a purchase price for such Receivables and related property equal to the aggregate Outstanding Principal Balance of such Receivables.

ARTICLE 4

                              TERM AND TERMINATION

         SECTION 4.1. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the date following the earlier of (i) the date designated by the Purchaser or the Seller as the termination date at any time following sixty (60) day's written notice to the other (with a copy thereof to the Agent) , (ii) the close of business on the third Business Day following a conveyance of Receivables by the Seller to the Purchaser for which the Purchaser does not pay the Purchase Price in accordance with the provisions hereof, (iii) upon the occurrence of an Event of Bankruptcy with respect to the Seller, (iv) the date on which either the Purchaser or the Seller defaults on its obligations hereunder, which default continues unremedied for more than thirty (30) days after written notice, or (v) upon the occurrence of an Event of Bankruptcy with respect to the Purchaser (any such date described above, being a "Termination Date") ; provided, however, that the termination of this Agreement pursuant to this Section 4.1 shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to the interest of the Purchaser in any Receivable sold prior to such termination.

         SECTION 4.2. Effect of Termination. Following the termination of this Agreement pursuant to Section 4.1, the Seller shall not sell, and the Purchaser shall not purchase, any Receivables from the Seller. No termination or rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Seller or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations. Without limiting the foregoing, prior to termination, the failure of the Seller to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Section 5.1 of this Agreement render an executed sale executory.

ARTICLE 5

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and the Seller and consented to in writing by the Agent. Any reconveyance executed in accordance with the provisions hereof shall not be considered an amendment to this Agreement.

         SECTION 5.2.  GOVERNING LAW; Submission to Jurisdiction.

                  (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (2) The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Western District of North Carolina and of any North Carolina state court sitting in Mecklenburg County for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 5.2 shall affect the right of the Purchaser to bring any other action or proceeding against the Seller or its property in the courts of other jurisdictions.

         SECTION 5.3. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 5.3 and confirmation is received, (ii) if given by mail three Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 5.3.

                  If to the Purchaser:

                           Belk Accounts Receivable LLC
                           c/o Belk, Inc.
                           2801 West Tyvola Road
                           Charlotte, North Carolina 28217
                           Telephone:       (704) 357-1064, ext: 4273
                           Telecopy:        (704) 357-0711
                           Attn:    Terry L. Scott

                  with a copy to:

                           NationsBank, N.A.
                           Bank of America Corporate Center
                           100 North Tryon Street
                           NC1-007-10-07
                           Charlotte, NC 28255
                           Attention: Michelle M. Heath, Structured Finance
                           Telephone: (704) 386-7922
                           Telecopy: (704) 388-9169

                  If to the Seller:

                           Belk National Bank
                           2801 West Tyvola Road
                           Charlotte, North Carolina 28217
                           Telephone:       (704) 357-1064, ext: 4273
                           Telecopy:        (704) 357-8052
                           Attn:    James M. Berry




                  If to Belk:

                           Belk, Inc.
                           2801 West Tyvola Road
                           Charlotte, North Carolina 28217
                           Telephone:       (704) 357-1064, ext: 4273
                           Telecopy:        (704) 357-0711
                           Attn:    Terry L. Scott

                  with a copy to:

                           NationsBank, N.A.
                           Bank of America Corporate Center
                           100 North Tryon Street
                           NC1-007-10-07
                           Charlotte, NC 28255
                           Attention: Michelle M. Heath, Structured Finance
                           Telephone: (704) 386-7922
                           Telecopy: (704) 388-9169


                  If to the Servicer:

                           The Belk Center, Inc.
                           2801 West Tyvola Road
                           Charlotte, North Carolina 28217
                           Telephone:       (704) 357-1064, extension 7000
                           Telecopy:        (704) 357-1861
                           Attn:    Oakley Orser

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         SECTION 5.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 5.5. Assignment. This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Guaranty Agreement to the Agent, for the benefit of Enterprise and the Bank Investors, and that Enterprise may assign any or all of its rights to any Liquidity Provider and may grant a security interest in its rights hereunder to the Collateral Agent. The Purchaser hereby notifies the Seller that (and the Seller hereby acknowledges that), pursuant to the Guaranty Agreement, the Purchaser has assigned its rights hereunder to the Agent for the benefit of Enterprise and the Bank Investors.

         SECTION 5.6. Further Assurances. The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required, or reasonably requested by the other party, more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the Relevant UCC or other laws of any applicable jurisdiction.

         SECTION 5.7. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Seller or the Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         SECTION 5.8. Counterparts. This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts) , each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 5.9. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Agent, on behalf of Enterprise and the Bank Investors, is an intended third-party beneficiary of the Seller's obligations hereunder.

         SECTION 5.10. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 5.11. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


                   [Signatures appear on the following page.]

         IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                                 BELK NATIONAL BANK,
                                                 AS THE SELLER

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                                 BELK ACCOUNTS RECEIVABLE
                                                 LLC, AS PURCHASER

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                                 BELK, INC.

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                                 THE BELK CENTER, INC.,
                                                 AS SERVICER

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



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